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EXHIBIT 10.2


                               WAIVER AND CONSENT

                  This WAIVER AND CONSENT (this "Waiver and Consent") is entered into as of June 20, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

         A. Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, and by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders.

         B. Section 7.3 of the Loan Agreement, among other things, restricts the ability of Parent, any Borrower, or any of their respective Subsidiaries to liquidate, wind up, or dissolve themselves (or suffer any liquidation or dissolution).

         C. Parent has requested that Agent and the Lenders consent to the dissolution of Hypercom (Arizona), Inc., an Arizona corporation, Hypercom Transaction Network, Inc., an Arizona corporation, and Hypercom FSC, Inc., a Barbados corporation (each an "Inactive Subsidiary", and individually and collectively, the "Inactive Subsidiaries").

         D. Subject to the terms and conditions contained herein, the Lenders are willing to waive the provisions of Section 7.3 of the Loan Agreement with respect to the dissolution of the Inactive Subsidiaries.

         E. Terms used herein without definitions shall have the meanings ascribed to them in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Waiver and Consent. Subject to the conditions precedent set forth in Section 2 hereof, Agent and the Lenders hereby waive any provision of the Loan Agreement or any other

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Loan Document that would prohibit, and any Default or Event of Default that would arise as a result of, the dissolution of the Inactive Subsidiaries.

                  2. Conditions Precedent to Waiver and Consent. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Waiver and Consent and each and every provision hereof:

                  a. Agent shall have received this Waiver and Consent, duly executed by the parties hereto, and the same shall be in full force and effect;

                  b. Agent shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor identified as a party thereto;

                  c. Agent shall have received an assignment agreement, duly executed and delivered by each Inactive Subsidiary, Parent and Hypercom U.S.A., Inc., a Delaware corporation ("HUSA"), pursuant to which each Inactive Subsidiary assigns to Parent or HUSA all right, title and interest that such Inactive Subsidiary may have in any assets of any kind (if any), and which is in form and substance satisfactory to Agent in its discretion;

                  d. No Default or Event of Default shall have occurred and be continuing on the date hereof (other than those expressly waived by Section 1 hereof);


                  e. Each of the representations and warranties contained in this Waiver and Consent and in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date except for such representations or warranties that are made expressly as of an earlier date;

                  f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto; and

                  g. Agent and the Lenders shall have received all expenses and costs incurred by Agent and the Lenders in entering into this Waiver and Consent, including attorney's fees, then due.

                  3. Representations and Warranties. Parent and the Borrowers each hereby represents and warrants to Agent and the Lenders that:

                  a. to the best of its knowledge, no Inactive Subsidiary has any interest in any assets of any kind;


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                  b.       the execution, delivery, and performance of this
                           Waiver and Consent are within its corporate powers, has been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

                  c. this Waiver and Consent constitutes a legal, valid, and binding obligation, enforceable against it in accordance with its terms; and

                  d. this Waiver and Consent has been duly executed and delivered by each such party.

                  4. Miscellaneous.

                  a. Counterparts; Telefacsimile Execution; Effectiveness. This Waiver and Consent may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Waiver and Consent by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Waiver and Consent. Any party delivering an executed counterpart of this Waiver and Consent by telefacsimile also shall deliver a manually executed counterpart of this Waiver and Consent but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Consent.

                  b. Choice of Law and Venue; Jury Trial Waiver. This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

                  c. Limited Agreement. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Agent or the Lenders, nor as a consent to any further or other matter, under the Loan Agreement. Parent and the Borrowers acknowledge and agree that the waivers set forth herein are subject to the conditions precedent set forth in Section 2 hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Consent to be executed and delivered as of the date first above written.

HYPERCOM CORPORATION,                      HYPERCOM (ARIZONA), INC.,
a Delaware corporation                     an Arizona corporation


By:  /s/ C. S. Alexander                   By:  /s/ C. S. Alexander
Name:  C. S. Alexander                     Name:  C. S. Alexander
Title:  President and CEO                  Title:  President


                                           HYPERCOM MANUFACTURING
                                           RESOURCES, INC.,
HYPERCOM U.S.A., INC.,                     an Arizona corporation
a Delaware corporation

                                           By:  /s/ C. S. Alexander
By:  /s/ C. S. Alexander                   Name:  C. S. Alexander
Name:  C. S. Alexander                     Title:  Chairman
Title:  President

HYPERCOM HORIZON, INC.,                    EPICNETZ, INC.,
a Missouri corporation                     a Nevada corporation

By:  /s/ C. S. Alexander
Name:  C. S. Alexander                     By:  /s/ C. S. Alexander
Title: Chairman                            Name:  C. S. Alexander
                                           Title:  President


HYPERCOM LATINO AMERICA, INC.,             HYPERCOM EMEA, INC.,
an Arizona corporation                     fka Hypercom Europe Limited, Inc.,
                                           an Arizona corporation

By:  /s/ C. S. Alexander                   By:  /s/ C. S. Alexander
Name:  C. S. Alexander                     Name:  C. S. Alexander
Title:  Chairman                           Title:  President


FOOTHILL CAPITAL CORPORATION,
a California corporation, as Agent
and as a Lender

By:  /s/ John Nocita
Name:  John Nocita
Title:  Vice President

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, and by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), or in the Waiver and Consent dated as of June 20, 2002 (the "Waiver and Consent"), among Parent, the Borrowers and the Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Waiver and Consent; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]
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         IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Waiver and Consent.

HYPERCOM CORPORATION,                               HYPERCOM FINANCIAL TERMINALS
a Delaware corporation                              AB (SWEDEN), an organization
                                                    organized under the laws of
                                                    Sweden


By:   /s/ C. S. Alexander                           By:  /s/ C. S. Alexander
Name:   C. S. Alexander                             Name:  C. S. Alexander
Title: President and Chief Executive Officer        Title:  Chairman


HYPERCOM DO BRASIL INDUSTRIA E COMERCIO
LIMITADA (BRAZIL), an organization
organized under the laws of Brazil

By: Hypercom U.S.A., Inc.,
       its shareholder

By:   /s/ C. S. Alexander
Name:   C. S. Alexander
Title: President

By:  Hypercom Latino America, Inc.,
        its shareholder

By:   /s/ C. S. Alexander
Name:   C. S. Alexander
Title: Vice President